                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002
                                                          --------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


          001-05767                                        54-0493875
          ---------                                        ----------
         (Commission                                    (I.R.S. Employer
          File No.)                                    Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (804) 527-4000
                                 --------------

ITEM 5.         OTHER EVENTS

         On August 1, 2002, Circuit City Stores, Inc., a Virginia corporation (the "Company"), issued a press release revising second quarter used-unit comparable store growth expectations for the CarMax Group. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

      (c)       Exhibits.

                The following exhibit is filed as a part of this report:

                99.1            Press Release dated August 1, 2002

                                    Signature
                                    ---------


              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIRCUIT CITY STORES, INC.



                                   By: /s/  Michael T. Chalifoux
                                       -----------------------------------------
                                       Michael T. Chalifoux
                                       Executive Vice President, Chief Financial
                                       Officer and Corporate Secretary

Date:  August 5, 2002

                                  EXHIBIT LIST
                                  ------------


Exhibit                           Description
-------                           -----------

99.1        Press Release dated August 1, 2002